UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc. — Case No. 17-12913 (KJC)
Debtors — Reporting Period: January 1, 2018 – January 31, 2018

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	
Schedule of Debtor Bank Account Balances	MOR-1b	Yes	
Schedule of Professional Fees and Expenses Paid	MOR-1c	Yes	
Copies of bank statements		Available to the U.S. Trustee upon request.	
Cash disbursements journals		Available to the U.S. Trustee upon request.	
Statement of Operations	MOR-2	Yes	
Balance Sheet	MOR-3	Yes	
Summary of unpaid post-petition debts	MOR-4	Yes	
Accounts Receivable Aging	MOR-5	Yes	
Debtor Questionnaire	MOR-5	Yes	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert Y. Newell
Signature of Authorized Individual*

2/20/2018
Date

Robert. Y. Newell
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

*Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Dextera Surgical Inc.,[1] Debtor.	Chapter 11 Case No. 17-12913 (KJC)

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT RECONCILIATIONS AND COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Robert Y. Newell, Chief Financial Officer of Dextera Surgical Inc. (the "Debtor"), hereby certify as follows:

1. Attached to MOR-1 is a listing of the Debtor's bank accounts, by account number, and the closing balances. These accounts are reconciled monthly in accordance with the Debtor's ordinary course accounting practices and, together with the Debtor's bank statements and cash disbursements journals, are available to the United States Trustee upon request.

2. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Robert Y. Newell
Robert Y. Newell
Chief Financial Officer

2/20/2018
Date

[1] The last four digits of the Debtor's federal tax identification number are 7832. The Debtor's address is 900 Saginaw Drive, Redwood City, CA 94063.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Dextera Surgical Inc. — Case No. 17-12913 (KJC)
Debtors — Reporting Period: January 1, 2018 – January 31, 2018

General Notes

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these bankruptcy cases. The financial information contained herein is unaudited, preliminary in nature, and, as discussed below, not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Such financial statements represent the Debtor's good faith attempt to comply with the requirements of the United States Trustee using resources available. This information is specifically limited to the reporting period and limited in scope to the requirements of this report. These unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtor believes that the financial information could be subject to changes which could be material. Certain totals may not sum due to rounding.

The results of operations contained herein are not necessarily indicative of the results which may be expected from any other period or for the full year and may not necessarily reflect the results of operations, financial position and schedule of receipts and disbursements in the future. The amounts in MOR 3 currently classified as liabilities subject to compromise may be subject to future change as the Debtor completes its analysis of pre and post-petition liabilities, including the reconciliation of intercompany balances. The Debtor cautions readers not to place undue reliance on the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Stock-Based Compensation: The Debtor did not record stock based compensation expenses after September 30, 2017.

Inventory: The Debtor's accounting policy is to record inventory at the lower of cost or market on a first-in, first-out basis. The company, on a quarterly basis, performs an impairment analysis and adjusts its inventory as required. The company did not perform this analysis after September 30, 2017.

Balance Sheet: Liabilities on the balance sheet do not include additional insurance obligations, potential fees due to the Debtor's investment banker, additional legal and administrative bankruptcy expenses, employee severance expenses and other expenses related to corporate dissolution.

The final actual warrant liability, if any, as of January 31, 2018 or any subsequent date is subject to the specific terms of the respective warrants and the determination of the bankruptcy court.

MOR-1: Schedule of Cash Receipts and Disbursements
(See attached)

Dextera Surgical Inc.
Cash Receipts and Disbursements
Jan 1 to 31, 2018

	1/1-5/18	1/6-12/18	1/13-19/18	1/20-26/18	1/27-31/18	TOTAL 1/1-31/18
Beginning Cash Balance - 1/1/18	**612,533**	**438,617**	**302,072**	**532,577**	**468,422**	
Cash Receipts						
Accounts Receivable - trade	900	29,285	8,000	20,075	64,400	122,660
Refunds			22,700			22,700
DIP Loan Drawdown		200,000	300,000			500,000
Net Payroll and Taxes		2,565			2,421	4,985
Other	70,957			36,740	25,003	132,700
TOTAL Cash Receipts	71,857	231,850	330,700	56,815	91,824	783,045
Cash Disbursements						
Net Payroll and Taxes	4,871	194,618	6,107	24,551	211,216	441,363
Inventory	70,110	25,187	48,846	82,207	49,261	275,611
Insurance	3,127	40,188	21,877		16,833	82,025
Professional Services	11,211	25,312	6,205		45,158	87,886
R&D	421	27,683	564	333	4,551	33,552
Sales & Marketing			6,617			6,617
Administrative	31,876	53,425	9,979	12,555	28,999	136,834
Other	124,158	1,980		1,323		127,462
TOTAL Cash Disbursements	245,774	368,394	100,195	120,970	356,017	1,191,350
Net Cash Changes	(173,917)	(136,544)	230,505	(64,155)	(264,193)	(408,305)
Ending Cash Balance	**438,617**	**302,072**	**532,577**	**468,422**	**204,229**	**(408,305)**
ending cash balance @ 1/31/18 check						**204,229**
difference						**(612,533)**

MOR-1(b): Bank Account Balances
(See attached)

Schedule of Bank Account Balances			
Last 4 Digits of Account Number	Description	Balance as of 1/31/2018	
1000	Cash - Checking Account	$	203,228.80
1001	Cash - Money Market		$0.00
1002	Cash - GmbH Checking	$	27,753.92
1070	Silicon Valley Bank Certificate of Deposit 900S	$	100,000.00
1075	Silicon Valley Bank Certificate of Deposit	$	4,053.90
1080	Investment - GmbH		$0.00
1100	Oppenheimer - MM	$	-
1110	Oppenheimer Investments	$	(0.01)
1170	Petty Cash	$	1,000.00
1190	Payments in Process		$0.00
		$	336,036.61

MOR-1(c): Schedule of Professional Fees and Expenses Paid
(See attached)

In re Dextera Surgical Inc.
Debtor

Case No. 17-12913 (KJC)
Reporting Period: January 1, 2018 --January 31, 2018

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period Covered	Amount Approved	Payor	Wire Transfer		Amount Paid		Year-To-Date	
				Number	Date	Retainer	Expenses	Fees	Expenses
Rust Consulting/ Omni Bankruptcy	ongoing	N/A	Dextera Surgical	12911526414	1/29/18	$39,697.55	$0.00	$39,697.55	$0.00

MOR-2: Statement of Operations
(See attached)

Dextera Surgical Inc.
Statement of Operations
(unaudited)
($ In thousands)

		One Month Ended January 31, 2018
Revenue		
Product revenue, net	$	216
License and development revenue		285
Royalty revenue		36
Total		537
Operating costs and expenses		
Cost of product revenue		391
Research and development		390
Selling, general and administrative		618
Total operating costs and expenses		1,399
Loss from operations		(862)
Interest expense		(58)
Other income (expense)		(2)
Net Loss before income tax benefit		(922)
Tax benefit		-
Net Loss	$	(922)

MOR-3: Balance Sheet
(See attached)

Dextera Surgical Inc.
Balance Sheet
(unaudited)
($ In thousands)

		January 31, 2018
ASSETS		
Current Assets		
Cash	$	232
Accounts Receivable		658
Inventories, net		982
Prepaid expenses and other current assets		404
Total Current Assets		2,276
Property and equipment, net		541
Restricted cash		104
TOTAL ASSETS	**$**	**2,921**
LIABILITIES & EQUITY		
Liabilities		
Current Liabilities		
Accounts Payable - prefiling	$	1,128
Accounts Payable - postfiling	$	136
Accrued compensation		189
Other accrued liabilities		1,040
Current portion of deferred revenue		633
Current portion of notes payable		3,597
Warrant liabilities		1,700
Total Current Liabilities		8,423
Deferred revenue, net of current portion		1,895
Notes payable		
Other non-current liabilities		27
Total Liabilities		10,345
Stockholder's Equity		
Common stock		48
Additional paid-in capital		223,804
Treasury stock		(596)
Accumulated Deficit		(230,680)
Total Stockholders' Equity		(7,424)
TOTAL LIABILITIES & EQUITY	**$**	**2,921**

MOR-4: Summary of Unpaid Post-Petition Debts

(See attached)

Summary of Unpaid Post-Petition Debts at 1/31/18

	Number of Days Past Due								
	Current		0-30		31-60		over 90		Total
Accounts Payable Aging ($000s)	88		95		26		50		260

MOR-5: Accounts Receivable Aging and Debtor Questionnaire

(See attached)

Accounts Receivable Aging at 1/31/18

	Current	31-60	61-90	over 90	Total
Accounts Receivable ($000s)	334	33	59	2	428

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X	
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
	)	
DEXTERA SURGICAL, INC.,	)	Case No. 17-12913 (KJC)
	)	
Debtor.	)	
	)	

CERTIFICATE OF SERVICE

I, Mark Minuti, hereby certify that on February 20, 2018, I caused a copy of the **Monthly Operating Report for the Reporting Period January 1, 2018 – January 31, 2018** be served via Hand Delivery on the following party.

David Buchbinder, Esquire
Office of the United States Trustee
J. Caleb Boggs Federal Building
844 King Street, Suite 2207
Wilmington, DE 19801

/s/ Mark Minuti
Mark Minuti (DE Bar No. 2659)
SAUL EWING ARNSTEIN & LEHR LLP
1201 N. Market Street, Suite 2300
P.O. Box 1266
Wilmington, DE 19899
(302) 421-6840
mark.minuti@saul.com

Dated: February 20, 2018